UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 5, 2018

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland

 (State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.  Results of Operations and Financial Condition.

Condor Hospitality Trust, Inc. (the “Company”) is in the process of finalizing its financial results for the fiscal year ended December 31, 2017, and the management of the Company plans to participate in future presentations and meetings, during the course of which management may discuss the preliminary results for the fourth quarter and year ended December 31, 2017.  Such information would consist of the following:

Range of preliminary results for the three months and full year ended December 31, 2017:

	(In thousands, except per share data - Unaudited)
	Three months ended December 31,
	2017		2016
	Low	High	Actual
Revenue	$15,278	$15,278	$10,470
Net earnings	$1,138	$1,489	$4,639
Total Basic Earnings per Share	$0.08	$0.11	$4.68
Total Diluted Earnings per Share	$0.08	$0.11	$0.65

FFO*	$2,063	$2,414	$(1,081)
AFFO attributable to common shares and partnership units*	$3,042	$3,393	$(1,090)
AFFO per common share and partnership unit - Basic*	$0.26	$0.29	$(1.20)
AFFO per common share and partnership unit - Diluted*	$0.26	$0.28	$(1.20)

EBITDA*	$5,210	$5,561	$8,213
Adjusted EBITDA*	$4,334	$4,685	$1,316

	(In thousands, except per share data - Unaudited)
	Year ended December 31,
	2017		2016
	Low	High	Actual
Revenue	$55,453	$55,453	$50,647
Net earnings	$2,691	$3,042	$23,522
Total Basic Earnings per Share	$(1.02)	$(0.98)	$2.67
Total Diluted Earnings per Share	$(1.02)	$(0.98)	$0.91

FFO*	$6,080	$6,431	$6,755
AFFO attributable to common shares and partnership units*	$9,496	$9,847	$319
AFFO per common share and partnership unit - Basic*	$0.99	$1.03	$0.35
AFFO per common share and partnership unit - Diluted*	$0.95	$0.98	$0.35

EBITDA*	$18,216	$18,567	$36,734
Adjusted EBITDA*	$15,903	$16,254	$9,122

*See the reconciliation of non-GAAP financial measures at the end of this presentation

Operating Performance Metrics

The following tables present our same-store occupancy, Average Daily Rate (“ADR”), and Revenue per Available Room (“RevPAR”) for all our hotels owned at December 31, 2017, with the exception of the Austin Residence Inn, which was opened on August 3, 2016 (no prior period results available).  Same-store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors.  The performance metrics for the hotel acquired through 80% ownership of our Atlanta joint venture, the Atlanta Aloft JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner.

	Three months ended December 31,
	2017			2016
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Wholly owned new investment platform properties (11 hotels)	78.51%	$116.81	$91.71	78.41%	$114.24	$89.57
Atlanta Aloft JV	63.02%	$142.94	$90.09	66.11%	$132.30	$87.46
Total New investment platform	76.01%	$120.31	$91.45	76.42%	$116.76	$89.23

Legacy hotels held for sale hotels (3 hotels)	54.15%	$88.63	$47.99	63.99%	$81.24	$51.99
Legacy hotels held for use (2 hotels)	61.12%	$66.55	$40.68	75.95%	$63.29	$48.07
Total Legacy	56.76%	$79.74	$45.26	68.46%	$73.80	$50.52

Total Portfolio	71.48%	$112.73	$80.58	74.55%	$107.48	$80.12

Austin Residence Inn	69.38%	$131.24	$91.06	-	$-	$-

	Year ended December 31,
	2017			2016
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Wholly owned new investment platform properties (11 hotels)	80.05%	$117.76	$94.27	77.95%	$115.29	$89.87
Atlanta Aloft JV	76.66%	$137.60	$105.49	72.62%	$137.61	$99.94
Total New investment platform	79.51%	$120.85	$96.08	77.09%	$118.68	$91.49

Legacy hotels held for sale hotels (3 hotels)	62.37%	$84.47	$52.68	61.22%	$83.70	$51.24
Legacy hotels held for use (2 hotels)	72.01%	$68.53	$49.34	70.39%	$64.94	$45.71
Total Legacy	65.97%	$77.96	$51.43	64.65%	$76.06	$49.18

Total Portfolio	76.32%	$112.12	$85.58	74.16%	$109.94	$81.54

Austin Residence Inn	76.02%	$132.12	$100.43	-	$-	$-

Non-GAAP Reconciliations

Non-GAAP Financial Measures

Non-GAAP financial measures are measures of our historical financial performance that are different from measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  We report Funds from Operations (“FFO”), Adjusted FFO (“AFFO”), Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), and Adjusted EBITDA as non-GAAP financial measures that we believe are useful to investors as key measures of our operating results and that management uses to facilitate a periodic evaluation of our operating results relative to those of our peers.  Our non-GAAP measures should not be considered as an alternative to GAAP net earnings as an indication of financial performance or to U.S. GAAP cash flows from operating activities as a measure of liquidity.  Additionally, these measures are not indicative of funds available to fund cash needs or our ability to make cash distributions as they have not been adjusted to consider cash requirements for capital expenditures, property acquisitions, debt service obligations, or other commitments.

FFO and Adjusted FFO

We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets.  FFO is calculated both for the Company in total and as FFO attributable to common shares and partnership units, which is FFO reduced by preferred stock dividends.  AFFO is FFO attributable to common shares and partnership units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and equity transaction costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs.

We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance.  We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance.

	(In thousands, except per share data - Unaudited)
	Three months ended December 31,
	2017		2016
	Low	High	Actual
Net earnings	$1,138	$1,489	$4,639
Adjustments (1)	925	925	(5,720)
FFO	2,063	2,414	(1,081)
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(165)	(165)	(975)
FFO attributable to common shares and partnership units	1,898	2,249	(2,056)
Adjustments (2)	1,144	1,144	966
AFFO attributable to common shares and partnership units	$3,042	$3,393	$(1,090)

AFFO per common share and partnership unit - Basic	$0.26	$0.29	$(1.20)
AFFO per common share and partnership unit - Diluted	$0.26	$0.28	$(1.20)

	(In thousands, except per share data - Unaudited)
	Year ended December 31,
	2017		2016
	Low	High	Actual
Net earnings	$2,691	$3,042	$23,522
Adjustments (1)	3,389	3,389	(16,767)
FFO	6,080	6,431	6,755
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(12,244)	(12,244)	(20,748)
FFO attributable to common shares and partnership units	(6,164)	(5,813)	(13,993)
Adjustments (2)	15,660	15,660	14,312
AFFO attributable to common shares and partnership units	$9,496	$9,847	$319

AFFO per common share and partnership unit - Basic	$0.99	$1.03	$0.35
AFFO per common share and partnership unit - Diluted	$0.95	$0.98	$0.35

(1) Based on the Company’s preliminary assessment of the following adjustments as a whole: depreciation and amortization expense, net gain/loss on disposition of assets, and impairment loss, net

(2) Based on the Company’s preliminary assessment of the following adjustments as a whole: net gain/loss on derivatives and convertible debt, acquisition and transaction expense, equity transaction expense, loss on debt extinguishment, stock-based compensation and long-term incentive plan (“LTIP”) expense, amortization of deferred financing fees, and non-recurring dividends above stated rates declared and undeclared and in kind dividends deemed on preferred stock

EBITDA and Adjusted EBITDA

We calculate EBITDA and Adjusted EBITDA by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges that are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. In calculating Adjusted EBITDA, we adjust EBITDA to add back net gain/loss on disposition of assets, acquisition and terminated transactions expense, and equity transactions expense, which are cash charges. We also add back impairment, stock –based compensation expense, and gain/loss on derivatives and convertible debt, which are non-cash charges.  EBITDA and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

We believe EBITDA and Adjusted EBITDA to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations.

	(In thousands - Unaudited)
	Three months ended December 31,
	2017		2016
	Low	High	Actual
Net earnings	$1,138	$1,489	$4,639
Adjustments (3)	4,072	4,072	3,574
EBITDA	5,210	5,561	8,213
Adjustments (4)	(876)	(876)	(6,897)
Adjusted EBITDA	$4,334	$4,685	$1,316

	(In thousands - Unaudited)
	Year ended December 31,
	2017		2016
	Low	High	Actual
Net earnings	$2,691	$3,042	$23,522
Adjustments (3)	15,525	15,525	13,212
EBITDA	18,216	18,567	36,734
Adjustments (4)	(2,313)	(2,313)	(27,612)
Adjusted EBITDA	$15,903	$16,254	$9,122

(3)  Based on the Company’s preliminary assessment of the following adjustments as a whole: interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense

(4)  Based on the Company’s preliminary assessment of the following adjustments as a whole: net gain/loss on disposition of assets, impairment loss, net, net gain/loss on derivatives and convertible debt, stock-based compensation and LTIP expense, acquisition and transaction expense, and equity transaction expense

The information above is preliminary and unaudited, and reflects management’s good faith estimates based solely upon information available to management as of the date of the filing of this Form 8-K. This summary is not a comprehensive statement of the Company’s financial results for the periods ended December 31, 2017, and the Company’s actual results are subject to change and may differ materially from these estimates as a result of the completion of its financial closing procedures, final adjustments or other developments that may arise between now and the time the financial results for these periods are finalized. Accordingly, undue reliance should not be placed on these preliminary estimates.

Item 8.01.  Other Events.

The information presented above in Item 2.02 is hereby incorporated by reference.

Forward-Looking Information

Certain matters within this Form 8-K are discussed using forward-looking statements as specified in the Private Securities Litigation Reform Act of 1995, including, without limitation, estimated results for the fourth quarter and year ended December 31, 2017, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual events, results or performance to differ from those presented in the forward-looking statement. These forward-looking statements are based on assumptions that management has made in light of experience in the business in which the Company operates, as well as other factors management believes to be appropriate under the circumstances. As you read and consider this Form 8-K, you should understand that these statements are not guarantees of events, performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect events, performance or results and cause them to differ materially from those anticipated in the forward-looking statements. These factors include among other things, our ability to accurately quantify the impact of recent changes in the U.S. federal tax law on the Company’s financial results, our reliance in part on the accuracy of the information supplied by our third party managers concerning hotel operations in our determination of the Company’s preliminary financial results, the finalization of the Company’s financial statements for the fourth quarter and year ended December 31, 2017, and risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this Form 8-K is made as of the date of this Form 8-K and the Company does not undertake to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: February 5, 2018	By: /s/ Jonathan J. Gantt
Name: Jonathan J. Gantt
Title: Chief Financial Officer